Exhibit 99.1
QUESTION AND ANSWER

Operator
(OPERATOR INSTRUCTIONS). Harsh Kumar, Morgan Keegan.

Harsh Kumar - Morgan Keegan — Analyst
Congratulations. It sounds like a great deal. I had a couple of questions. Maybe Dr. Keh-Shew Lu or Carl and jump in and help me out here. I’m having some troubles with the slide show. I couldn’t actually see the numbers, guys. My understanding is the operating margins for Zetex is around 6%. You are at 17, in that range. Can you talk about some of the things that you could do if those numbers are indeed correct? What are some of the steps you would take and how long would it take for maybe Zetex to come up to your level, if that is possible?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
If you look at the gross margin percent, we’re about the same. And the difference would be the below line from the gross margin down. And that has two aspects. One is the R&D, one is SG&A. I do not intend to reduce R&D because the reason we buy this company is most important is people, the technology. Therefore there is no reason for us to reduce the R&D.
So the way I intend to do is by cross-selling, by — expand — the sales of growth — the sales, the R&D percent will be going down. I don’t intend to do just coming and cutting R&D to make it into our model. And then for SG&A, they have a lot of stuff we can consolidate. For example, there are no — you don’t need a corporate organization. And they have a corporate organization and that corporate is going to be — when you combine two companies those would go away. Like the —.

Carl Wertz - Diodes Inc. — CFO
Basically public cost (multiple speakers) combine into one.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Yes, a public company, there are a lot of company expense. For example, we don’t need an auditor. You consolidate together. We don’t need the whole Board of Directors — two Board of Directors. We will consolidate into one. We don’t need to publish annual report. They have a lot of stuff we can save.

Harsh Kumar - Morgan Keegan — Analyst
Fair enough. Can I follow-up on that real quick? I didn’t — wasn’t able to get the R&D as a percentage of sales. Could you tell us what R&D is for Zetex as a percentage of sales. And that is one. I have got one or two more.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I think that is public information. For 2007 their R&D is like (multiple speakers). I think — let’s check. I think it is —. Hold on.

Harsh Kumar - Morgan Keegan — Analyst
Fair enough. So the goal would be to bring R&D as a percentage of sales for Zetex back to your level, which is about 3, 3.5ish. Is that pretty fair for me to think?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
On long term but not immediately, because like I said what would you think — I think I have been talking about that in the past. We grow as fast as possible and that percent will be automatically going down. And then at the end we’re going to be somewhere around 3.5 plus or minus 10 percent. That is our business model. And I predict from long term point of view we should be able to achieve that.

Harsh Kumar - Morgan Keegan — Analyst
My last question, and I will let somebody else get in and then come back. Any room for gross margins of Zetex to go up from here?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Obviously a lot of synergies we have been talking about, so obviously yes.

Harsh Kumar - Morgan Keegan — Analyst
Correct. For gross margins too?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Yes. Because remember I mentioned our larger capacity and the capability of the wafer fab and assembly with Zetex technology and capability, they have both assembly and packaging and the wafer fabs — they have in both areas, they have a very good technology and capability. Together with the Diodes capacity in a large volume you can draw the conclusion that is where the synergies are coming from.

Harsh Kumar - Morgan Keegan — Analyst
Got it guys. Thank you. I will come back. It sounds like a great deal. Thank you.

Operator
Steve Smigie, Raymond James.

Steve Smigie - Raymond James — Analyst
I apologize, I have been calling on a cell phone. So if you guys can’t hear me at all, just let me know and I will jump off. I will add my congratulations. And I was just — if you could talk about, did you have a total dollar amount in terms the synergies that you are expecting to get out of the deal?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
We, at this moment, we cannot discuss about the synergy. But through my presentation I think you can estimate yourself. But I’m sorry, we’re limited to be able to talking about it. By the way, the percent of the R&D is a little bit less than 10% last year for Zetex.

Steve Smigie - Raymond James — Analyst
Thanks for that, that clarification. I also had a little trouble getting the slides, would you guys be able to pose that to your website?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I think it is on the Website, right?

Unidentified Company Representative
It will be, yes.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
We’ll be putting it on the website.

Steve Smigie - Raymond James — Analyst
Great. I was hoping you could talk a little bit more about manufacturing. Your model in the past has been manufacture in Asia because that is the cheapest location. Now it seems like you’ve got some stuff in the UK and in Germany that I would — my first guess would be, oh wow, that seems like some high cost locations. Am I thinking about that incorrectly? And did you rationalize some of those facilities, or how should I be thinking about that?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Okay, I can talk about that. You know, let’s talk about wafer fabs first. I think in the past in the Roadshow I am always talking about wafer fab is not a key cost effort — a key cost factor for our kinds of business. I think we — in the past I already said in our discrete and the standard analog, really the cost is coming from assembly. Wafer fab is a small portion, or die, is a small portion of the cost.
You know we are using the Kansas City, which is not in China, to produce the wafer for us. And a lot of our analog wafer we have subcon. We use foundry to produce it for us. Therefore you can see our cost saving is not really coming from the wafer. Therefore, UK — Zetex, their wafer fab in the UK is not really something that will trouble me.
And more they have a lot of technology and capability in their wafer fab process we can benefit that in our wafer fab in Kansas City. And therefore I think that is a mutual benefit.
And then we’re talking about packaging. Packaging, yes, is more important. And we have a very, very large packaging capacity in China. And their packaging in Germany is actually in the East Germany. And that facility is not really big. They are more in the R&D and to support European customers and turn out for prototype. The majority of their production is subcon outside. And we can see a lot of synergy from that subcon packaging. I hope that answers your question.

Steve Smigie - Raymond James — Analyst
That was extraordinarily helpful. I appreciate that. To follow-up on the question from the previous individual, in terms of the gross margin benefits, it seems like maybe some manufacturing synergies, and you guys bringing your discipline in, is it — and given the level of R&D they are investing, it seems like it is probably a pretty high-level product. Can you take that up to 40% gross margin or 45% type gross margin? Is that the focus of this (multiple speakers) you have got everything run through? I’m just trying to get a general cost sense of what you can do.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
At this moment, since we cannot really discuss the synergy, I cannot discuss the gross margin for the future. But you look at my presentation, you can clearly guess they have a lot of synergy we can benefit from the combined companies.

Again, the Zetex technology and capability for both wafer fab and packaging can benefit greatly (inaudible) complement Diodes’ wafer fab and packaging capacity and capability, we will both benefit. That is really why it makes a lot of good sense for us to consolidate Zetex. It makes a lot of sense. And they have a lot of synergy can be benefit from the combined together.

Steve Smigie - Raymond James — Analyst
This last question, and I will let somebody else get on. Carl, if you could let us know what sort of a percent, what kind of rate you’re getting now in terms of interest income, so we can run our accretion, dilution analysis? On the cash that you use to purchase it, are you getting —?

Carl Wertz - Diodes Inc. — CFO
I understand. I fully understand. Yes, we’re getting substantially improved interest rates right now in probably the 7 to 8% range. And that is on those both auction rate securities.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
That is the short-term. You cannot use that. You should use — in December we have been have in the past 3, 4%. But short term because those (multiple speakers) ARS securities, which because of that they give you the high interest rate. That is short-term, very short-term. So don’t use that as a model. You should use what we have been using in the past.

Carl Wertz - Diodes Inc. — CFO
These are normalized rate, yes.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Normalized which is about 3 to 4%. Am I correct?

Carl Wertz - Diodes Inc. — CFO
Yes, around 4.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
4%. You should use that, because that is really the sustained long term. And from long term you know the interest rate is going down, so that money will — that interest from those money are going down for sure. So you can expect what will be the long-term interest rate, and then you can from there to calculate the synergy. And accretive or, it is very easy to see it.

Steve Smigie - Raymond James — Analyst
Perfect. I agree. Thank you very much. I appreciate that.

Operator
Shawn Harrison, Longbow Research.

Shawn Harrison - Longbow Research — Analyst
I apologize if this first question is (technical difficulty) the call. But what is the rate of interest on the collateralized loan that you will be taking out, or just maybe a ballpark, and then also the rate of interest on the revolver?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
You are talking about interest or loan, or what is the question?

Shawn Harrison - Longbow Research — Analyst
Yes, the interest rate both on the loan, as well as the revolver that you expanded — that you will expand to complete the deal.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
The interest will be just washed out, because like I mentioned, our ARS was higher and that — so we go to borrow the money and those interest rates just canceled each other. Then the time our money free we will sell the security and pay for the loan. Then so it is actually the cost of the money is a washout.

Carl Wertz - Diodes Inc. — CFO
I think we will be filing those. And like Dr. Lu says, it is pretty close to a wash. I think we at LIBOR plus 4% (multiple speakers).

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Yes, our interest is LIBOR plus 4. And you can see LIBOR is changing somewhere 2% to 3% plus 4 you are talking about 6, 7%. And right now our weighted average — it changes every time, but somewhere around 8%. So basically the safe way to assume is they are washed out.

Shawn Harrison - Longbow Research — Analyst
Okay, until those rates reset and then maybe the calculation changes a bit, correct?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
When the money is free up then we just paid it off. We have the money. That is why I said you probably don’t need to put into the consideration because it washout. And whenever the money available interest rate resets, we can pay off.

Shawn Harrison - Longbow Research — Analyst
Okay. Second question, just another follow-up on the manufacturing. I guess if you could just maybe — if I missed this as well — the wafer technology used in the UK, and what is the utilization rate right now on the number of wafers they are outputting on a monthly basis?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
We probably at this moment cannot talk too much about that, but I can tell you is they are 6 inch wafer fab and they have some 4 inch wafer fab. And we believe by combined together and by — and get the technology from UK to our FabTech, we’re going to benefit from each other.
And don’t forget, we’re looking for the cross-selling. We can sell a lot of their product, especially in Asia. And that will help them to load in their wafer fab too. That is why we believe cross-selling and revenue growth will be help to each other and improve the gross margin.

Shawn Harrison - Longbow Research — Analyst
I think in an answer to the previous question you mentioned the majority of the packaging and testing is outsourced. Is there a way you could put a percentage on the number that is done in China?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I don’t know can we discuss that or not. I don’t have the legal people right next to me, but I can tell you, it is a majority. We are allowed [through registration] what I can say, what I cannot say. I just need to apologize.

Carl Wertz - Diodes Inc. — CFO
I don’t see where that has been publicly communicated, so we probably better be careful there.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Yes, we cannot. Okay?

Shawn Harrison - Longbow Research — Analyst
Will the potential for gross margin expansion from internalizing that be similar to what you achieved with Anachip, which was I think about 10 points?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Don’t call the number. But we intend to like we do in Anachip. But don’t ask me to call the number.

Shawn Harrison - Longbow Research — Analyst
I should maybe think of a similar range as a better way to answer the question.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I’m sorry. I cannot really give you any hint. I wish I can.

Carl Wertz - Diodes Inc. — CFO
You probably just need to look at their gross margin and assume we’re going to get some synergies out of there, but we are not allowed at this time to elaborate.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
We’re not allowed. It is all.

Shawn Harrison - Longbow Research — Analyst
Thank you very much and congratulations.

Operator
Christopher Longiaru, Sidoti.

Christopher Longiaru - Sidoti — Analyst
Great job. It looks great. I guess the first thing is just — I’m looking at their financials, it doesn’t really break out operating costs. Just on the SG&A line, could you tell me as a percentage of sales what they did last year?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
SG&A as what?

Christopher Longiaru - Sidoti — Analyst
Year in dollars or percentage of sales.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Okay. I think is like — Rick is going to look at it. And like I said, R&D is about — I think it is a little bit less than 10%. And SG&A, we’re going to look at it, I will give you later on.

Christopher Longiaru - Sidoti — Analyst
How quickly do you think —?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Let me ask Hans. Hans, do you have the number?

Hans Rohrer - Zetex plc — CEO
SG&A is in the range of 14%.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
14%.

Hans Rohrer - Zetex plc — CEO
And indeed that is a considerable room in that area where I think synergies can get applied.

Christopher Longiaru - Sidoti — Analyst
Thank you for that. It’s helpful. Also what is the first areas where you would focus on when integrating the acquisition? There is a lot of areas to work on. What would be the first thing on your plate?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I don’t know, can I discuss that or not?

Carl Wertz - Diodes Inc. — CFO
Well I think the manufacturing efficiency.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Okay, manufacturing efficiency. That I think we can talk about it. Because obviously quickly we will try to get the technology, which is developed in the UK in their wafer fab to help us to transport that technology to our Kansas City fab, because we have much bigger capacity over there. And they do — but that is we probably do the first.
And then the second is really cross-selling. This is much easier to get the synergy and to get us in the growth — our growth strategy, because now we can sell our product into their customer base. At the same time they can sell our product into our customer base. And if you can see, they are very, very strong in Europe market, which we have a lot of opportunity. [That] doesn’t say we’re weak. So I say we have a lot of opportunity. And obviously their sales force can help me in great deal to bring our product into European market. And at the same time we’re very, very strong in Asia. And their product, a lot of them, is really good for our market segment, consumer, computer, communication. And our Asia sales force, combined together they are going to go to see our customer and their customer and gradually sell each other’s.
So if you ask me, those are the areas I believe we will be quickly working on it: expands the market, expands the cross-sell and expands the technology from them to us. And there’s a lot of stuff we can do.

Christopher Longiaru - Sidoti — Analyst
On the other hand now, on the manufacturing, is this going to help you improve your output in Kansas City?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Obviously.

Christopher Longiaru - Sidoti — Analyst
I mean, like how quickly will that end up happening, do you think?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
It depends on how quickly we qualify some of their technology. We probably will get their people coming to help us to install their process technology. And then some of their stuff today they cannot support it, and they need to go to some subcon; even foundry they can use our wafer fab. So they have a lot of stuff we can help each other. Like I mentioned, our capacity using their technology can complement each other and help each other.

Operator
Kevin Rottinghaus, Cleveland Research.

Kevin Rottinghaus - Cleveland Research — Analyst
Could you say what headcount in R&D — headcount in sales and R&D and headcount for Zetex?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Let me defer to Hans to answer that.

Hans Rohrer - Zetex plc — CEO
We do have in design and circuit design around 30 people. And we do have in sales — I mean in pure sales function around 40 people. Obviously you have some support function around the designers, and you obviously have some support function around the sales function itself.

Kevin Rottinghaus - Cleveland Research — Analyst
Is most of your design work, is that done out of Europe or is there an Asian contingent there as well?

Hans Rohrer - Zetex plc — CEO
Right now all of our circuit design to done either in the UK or in Germany. There’s a lot of system engineering, meaning primarily product definition, done closer to the customer, and that is also done in Asia. But the execution of the design, the skills for analog circuitry is much more pronounced in Europe than from what I can see anywhere else. So that is what we do in Europe.

Kevin Rottinghaus - Cleveland Research — Analyst
On your businesses you have been more of a recent entrant into analog space? Is that then an initiative to diversify there, or similar to Diodes maybe you have more of a discrete background and having more near-term success in analog, or have you always been a participant in analog?

Hans Rohrer - Zetex plc — CEO
The company was always actually very, very strong in bipolar technology. And therefore the core, or the majority of our business, is still in bipolar transistors. But our growth rate in the analog space is remarkable over the last couple of years. We grew in excess of 20%. And this more complex product now already contribute more than 40% to our revenues.

Kevin Rottinghaus - Cleveland Research — Analyst
Your analog gross margins I would assume are better than what you get on the discrete side?

Hans Rohrer - Zetex plc — CEO
Very considerable better. Our discrete margins, now I refer back to what Dr. Lu said, can greatly get enhanced by using the technologies, the manufacturing technology, the assembly capability and capacity from Diodes because that is where we suffer.

Kevin Rottinghaus - Cleveland Research — Analyst
And maybe just want more for you, and then just kind of a general question. Could you talk about the seasonality in the Zetex business?

Hans Rohrer - Zetex plc — CEO
Actually, the seasonality is there, but it is mainly there related to our business in Asia. Our business in the U.S. and Europe is very strong around the industrial and automotive. Yes, there is some seasonality in the segment but it is by fire not as pronounced as in a consumer environment, whether that is PC or mobile communication or conventional consumer equipment. (multiple speakers) than most of the semiconductor companies.

Kevin Rottinghaus - Cleveland Research — Analyst
So it will follow the second half is generally stronger than the first?

Hans Rohrer - Zetex plc — CEO
Actually, no. What I intended to say, we’re less seasonal then a normal semiconductor country company due to what I would say our products are more used in industrial equipment. It is not necessarily what you and I buy either for Christmas or for whatever, Chinese New Year.

Kevin Rottinghaus - Cleveland Research — Analyst
My last question. Is there any level that you can help us out with that you’re looking for in synergies to make this deal accretive within the 12 months? Is there any kind of direction you can give us on that, Carl, or Rick or anybody?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
As I said, we really cannot talk about in specifics. We were really limited by what we can say, what we cannot say. I think the best way is you go through my presentation, and you can realize where we are and how do we get synergies, and how do we get it. And you need to do your own guess or your own model. We can discuss it more after we’re done and after —.

Carl Wertz - Diodes Inc. — CFO
After we close we have more liberty to talk about a little more about it.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Yes, we can talk a little more, but right now we cannot really talk of that. Yes, they are have a lot of UK law regulation I cannot talk about it. I really think I apologize for this.

Kevin Rottinghaus - Cleveland Research — Analyst
No problem. Thank you very much.

Operator
Kevin Cassidy, Thomas Weisel Partners.

Kevin Cassidy - Thomas Weisel Partners — Analyst
Just a question on the overlap in the markets of communications. Can you describe a little deeper where Zetex sales in the communications market? Is it in mobile or is it in base stations?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Mark? Hans, do you want to answer this?

Hans Rohrer - Zetex plc — CEO
Sure I would be flattered to do that. Clearly mobile communication is a considerable market for us in that segment. But actually it is much more in the line interface, DSL, ADSL, so this is balanced in mobile and fixed line communication. It is not that it is 80% mobile communication. It is around 50-50, fixed line communication and mobile communication.

Kevin Cassidy - Thomas Weisel Partners — Analyst
So it is not related to handsets? It is not in the handsets?

Hans Rohrer - Zetex plc — CEO
Some of our products are indirectly in handsets. Our position is very strong in power management. And this product tends to be in the power supply of — about everything you buy, and also in handsets.

Kevin Cassidy - Thomas Weisel Partners — Analyst
Again, I wasn’t able to see the slides, can you give a distribution geography-wise where your sales are?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Do you want to (inaudible)? We can read it over, right? For Zetex 38% of their 2007 revenue from Europe, 13% from North America, 49% from Asia. So if you combine their 49% and our 76% then the combined company we feel has 69% of the revenue coming from Asia. While the European our 4%, their 38% combined together will be tripled to 12% of the total combined revenue.
North America is about the same, because we have 20%, they have 13%. Combined will be 19%. You can see by combining these two companies together, the biggest percent benefit is Europe from 4% of [sales] to 12% of combined. And Asia and the U.S. is about the same, from 20 to 19. And Asia will be shrink from 78 to 69. And that will buy us two great opportunities, one is we would sale their product in Asia, and they could help us sell our product in Europe. And this is where is the synergy — cross-selling going to come from. Now U.S. we help each other. They are good where we are good, so we can help each other.

Operator
Steve Smigie.

Steve Smigie - Raymond James — Analyst
Thanks for the opportunity for a follow-up. I am hoping you could talk a little bit more about the automotive products that you’re picking up and what areas that is going to be focusing on.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Hans, do you want to answer that?

Hans Rohrer - Zetex plc — CEO
I am more than happy to do that. The products actually are in both categories. They are in the discrete space where we have what the industry calls smart MOSFETs. They are a very prominent product in all the things which has to do with controlling the interior, driving relays, driving motors, dealing with also the switching — cars, one has to do in a car. The second product category for automotive are in general everything which has to do with power regulation and power management.

Steve Smigie - Raymond James — Analyst
Okay.

Hans Rohrer - Zetex plc — CEO
There are a few, and I am saying that a little bit reluctant because are these are new products, they are gaining fast traction. And these are products in the LED space. These are drivers for LEDs, where we see a significant interest and design-in activities in the automotive space.

Steve Smigie - Raymond James — Analyst
That is the discrete side, if you just talk about just the analog, that would be great.

Hans Rohrer - Zetex plc — CEO
Actually, no, no. I am talking about LED drivers. LED drivers are really analog products, and so are the power management and the power control circuits. I’m sorry, I didn’t clearly separate that set out when I moved from discrete to the IC.

Steve Smigie - Raymond James — Analyst
Just to clarify, earlier you said you’re about 40% analog for the total company and about 60% discrete?

Hans Rohrer - Zetex plc — CEO
This is roughly correct, give and take a few percentages.

Steve Smigie - Raymond James — Analyst
Dr. Lu, I guess you guys have traditionally had a very high growth rate. Again, if I add in automotive and industrial categories, I might in the classic sense say, hey those are much slower growth markets. Again, is that the right way to be thinking about that portion of the business?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Actually, the reason we would like to get into those markets by buying Zetex is one thing, there is our seasonality. We are in the consumer market, when you are heavily in the consumer market you have a lot of seasonality for that. Now by diversify from the three Cs, market, consumer, computer, communication to the other two market, automotive and industrial, it helps us to stabilize our market — our seasonality.
But don’t forget, we still have 69% of the Asia market, which is very high growth market. So we’re still looking for — we have been looking — in Diodes we always said we want to grow 2X faster than the market grows. And I don’t see any reason why we were not able to. So we will continue in our strategy of growth.
This will help us to stabilize. And we believe Europe now is going to be — Europe — essentially Eastern Europe —, we believe Europe will be in the high growth area too. And cross-selling is another key one now, because you remember when we consolidated Anachip, we grow quite fast. Because with our sales force we’re able to sell a product they have in much higher growth rate. And we believe the same way, because we have a very strong sales force in Asia. They have a very strong sales force in Europe. By cross-selling our experience in the Anachip acquisition, it tell us that will be able to help each other very fast. I don’t know, but I don’t believe our growth will slow down.

Steve Smigie - Raymond James — Analyst
My last question was just — from a cash position you guys still have a decent amount of cash. It looks like you’re going to have some great cash flows in the combined business. What comes in the future, stock buyback or — not to jump the gun — another acquisition later in the year or how should we —?

Carl Wertz - Diodes Inc. — CFO
Not a possibility.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Well, I don’t know. When the markets don’t have a lot of — I won’t say cheap — a lot of good companies. But I really cannot disclose, but I am just saying there are still a lot of good opportunities, but —.

Steve Smigie - Raymond James — Analyst
Congratulations again. Thank you.

Operator
Harsh Kumar, Morgan Keegan.

Harsh Kumar - Morgan Keegan — Analyst
Just one or two quick questions. You mentioned the mobile space. Should we think about battery chargers as one of the areas that you are big in as far as Zetex?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Hans, I give you the honor.

Hans Rohrer - Zetex plc — CEO
We are in fact, when you look at the customer base actually they are probably a joint customer. You see already some power management customer using, for example, our current monitors. And indeed we have a couple of literally very exciting sockets and circuits in design, as we speak.

Harsh Kumar - Morgan Keegan — Analyst
Fair enough. Then my last question. If you were to — Hans, if you are to think about your power management business, would you say that is mid end, low end, high end? How would you classify it in general?

Hans Rohrer - Zetex plc — CEO
Actually, probably — I’m afraid, I cannot give you a clear answer because we are in both. We have standard products where we’re clearly subject to market forces. We have a number of though fast-growing proprietary power management circuits. These are new products and they are in the ramp up phase.

Harsh Kumar - Morgan Keegan — Analyst
Fair enough. Perfect. Thanks guys. Congratulations.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Thank you very much. We are very excited too.

Operator
Michael Burke.

Michael Burke Analyst
Just two quick things. First of all, can you give us a sense in terms of ongoing CapEx for the Zetex business, and thinking about that in terms of free cash flow as you would picture it going forward?

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
I really right now, I am not really thinking about that. But one thing, you know our model, we always said 12% of our revenues and that is our business model. But 127 million revenue last year, that obviously will increase our CapEx capability, or CapEx revenue additional probably about $15 million. So that is one thing we additionally gain from the revenue growth. Then move forward is the business growth as what we expected, which is going to be a much faster growth than the past. And we don’t know, but if we’re able to do that, then your CapEx budget will be increased too.
I do need to look at do I need to have a onetime deal to enlarge my packaging capacity to be able to consolidate their subcon business? I don’t know yet. You remember we do that on our Anachip consolidation. We do because at that time the market is so hot our additional capacity was consumed by the 30% growth of the market, therefore it delayed us to bring in our product into our SKE [facility]. And you remember it took until last year September we finished that bring in and started to get a much better gross margin percent. So it really cannot tell. It really depend on the market.
If market really turned hot, then my strategy always and using that extra capacity to generate additional revenue, instead of bring in and generate additional gross margin. You remember, we’re always talking about it is better to get the revenue instead of get the gross margins. And of course it depends. It really depends on the market situation. It depends on how fast I can put in the capacity. You know we are — expand our building — our third building in China. You know that. So it really depends. Very hard to say it now.

Michael Burke Analyst
Fair enough. I guess I’m also trying to just calibrate in terms of incremental cash flow from Zetex. Hans, maybe this is a question then for you, in terms of you might just think about back in 2007, obviously we have the EBITA numbers, but in terms of what CapEx you guys had for 2007, either on a maintenance basis or in an expansion basis?

Hans Rohrer - Zetex plc — CEO
We were clearly in a maintenance stage. Our status was very different in the sense that we were not intending to put more capacity in there. We’re much on the outsourcing path, because we simply couldn’t afford some of the things that combined companies clearly can afford and make a lot of sense.

Michael Burke Analyst
Last question. Carl, this is for you. In terms of how you would see any sort of currency impacts or sales in dollars or euro, or how it is going to look for you, any adjustments you need to make there?

Carl Wertz - Diodes Inc. — CFO
We are looking at it. We have done some hedging on foreign exchange. I don’t think there is going to be a significant impact as we move forward, other than what we are normally faced with.

Rick White - Diodes Inc. — SVP Finance
You can look at Zetex’s public statements and they talk about the hedging that they do on the euro and some other currencies. So you can just take a look at them, and we will probably continue those same type of activities.

Michael Burke Analyst
Thanks fellows. Congratulations.

Operator
I would now like to turn the presentation back over to management for closing remarks.

Dr. Keh-Shew Lu - Diodes Inc. — President, CEO
Well, you can see we’re very excited about this opportunity. We do strongly believe by combining two companies is going to be good for our customers. It is going to be good for on both sides, the employees. And it is going to be good for investors. We are really excited about this opportunity. And we believe there is a lot of growth potential for us to achieve.
I want to thank you, especially thank you Hans for his participation, and give us a lot of help on question and answer. And I want to thank you for everybody who join us during the call and bring a lot of good questions for us. And thank you very much.

Operator
Thank you for your participation in today’s conference. This concludes the presentation. You may now disconnect. Good day.